UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 7, 2012
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

One Gateway Center, Suite 504

Newton, MA 02458

(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 7, 2012, we entered into securities purchase agreements with investors to sell units consisting of an aggregate of 5,420,800 shares of our common stock, warrants to purchase up to an aggregate of 2,710,400 shares of our common stock at an exercise price of $1.25 per share which will be exercisable for five years from issuance, and warrants to purchase up to an aggregate of 5,420,800 shares of our common stock at an exercise price of $1.00 which will be exercisable for 90 days from issuance, for gross proceeds of $5,420,800. The net proceeds of the offering, after deducting approximately $379,000 in placement agent fees and approximately $200,000 in other estimated transaction expenses, are estimated to be approximately $4.8 million. Each unit consists of one share of common stock, a five-year warrant to purchase one-half share of common stock and a 90-day warrant to purchase one share of common stock. The price per unit at which the units are being sold in the offering is $1.00. The offer and sale of the units has been registered under the Securities Act of 1933, as amended, pursuant to Registration Statement filed with the Securities and Exchange Commission (File No.333-180631). Rodman & Renshaw LLC is the exclusive placement agent for the offering.

A copy of the form of securities purchase agreement entered into with the purchasers of the units is attached as Exhibit 10.1 to this current report and is incorporated in this description by reference. A copy of the form of common stock purchase warrant (both five-year and 90-day warrants) that will be issued to the purchasers is attached as Exhibit 4.1 to this current report and is incorporated in this description by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of the press release issued by us on June 8, 2012 announcing the entry into the securities purchase agreements in connection with the offering is furnished as Exhibit 99.1 and is incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title

4.1	Form of Common Stock Purchase Warrant

10.1	Form of Securities Purchase Agreement dated June 7, 2012

99.1	Press Release dated June 8, 2012 entitled “Novelos Therapeutics Prices $5.4 Million Public Offering”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2012	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Number	Title

4.1	Form of Common Stock Purchase Warrant

10.1	Form of Securities Purchase Agreement dated June 7, 2012

99.1	Press Release dated June 8, 2012 entitled “Novelos Therapeutics Prices $5.4 Million Public Offering”

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